Exhibit 99.2

#1 Wealth and Health Group in Greater Bay Area, China INVESTOR PRESENTATION Q3 2023 Financial Results November 2023

2 Disclaimer and Confidentiality About This Presentation In this presentation, the “Group”, “we”, “us” and “our” mean AGBA Group Holding Limited (the “Group” or “AGBA”) and its subsidiaries . All amounts are in U . S . dollars unless otherwise indicated . The information contained herein does not purport to contain all of the information about the Group or AGBA . AGBA or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . Forward Looking Statements This presentation contains forward - looking statements with respect to the Group . These forward - looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward - looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein . Forward - looking statements are not guarantees of performance . These forward - looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group’s business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations . Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward - looking statements . Information contained in forward - looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances . These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business . The forward - looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter . The Group disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Undue reliance should not be placed on forward - looking statements . The forward - looking statements contained in this presentation are expressly qualified by this cautionary statement . This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part . The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed . This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AGBA, the Group, or any of their respective affiliates . This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Group’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Group believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group’s financial condition and results of operations . The Group believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group’s financial measures with other similar companies . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non - GAAP financial measures . Industry and Market Data In this Presentation, AGBA relies on and refers to certain information and statistics obtained from third - party sources which they believe to be reliable . AGBA has not independently verified the accuracy or completeness of any such third - party information . Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above . This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company . 2

▪ Revenue Growth - 2023 Year - to - Date revenue approximately 2.1x 2022 Year - to - Date . ▪ Persistent (China) Macro Challenges. ▪ But also, increasing level of integration with and support from China. ▪ Successful launch of various new products and supporting tools. ▪ Continued Investor Engagement through weekly FAQs. ▪ Strong Outlook for Final Quarter and 2024. ▪ Post Q3: Announced Signed Term Sheets for Capital Raising (USD 6.2 million). 2023 Third - Quarter Financial Results 3 Key Highlights

▪ 2023 third quarter revenues were flat compared to 2022 third quarter, mainly due to macro - economic environment challenges. ▪ Year to date, revenue for 2023 is more than double compared to 2022 (up 115%). Continued Revenue Growth 4

Macro Economic Challenges in China and Beyond ▪ China's imports and exports fell more sharply than expected during the third quarter of 2023 due to weaker global demand . ▪ Translates into ongoing weakness in Hong Kong in trade, travel and tourism . ▪ Visitor numbers to Hong Kong still only at about 70% of 2018. ▪ Hong Kong’s economic growth for 2023 likely to fall short of estimates . ▪ Expect annual GDP growth of about 3%. 5 Source: http s://www .bb c.com/news/b u siness - 66436582

Increasing Integration and Mainland Support HKSAR Capital Investment Entrant Scheme ▪ Hong Kong Government Introduce the Capital Investment Entrant Scheme, commonly known as the investment immigration scheme . ▪ The new scheme strengthen the development of Hong Kong Asset And Wealth Management Business, Financial Services And Related Professional Services . ▪ Under the Capital Investment Entrant Scheme, eligible investors who make investments of HK $ 30 million or above in assets such as stocks, funds, bonds can apply for entry into Hong Kong . ▪ Piqued the interest of a new generation of mainland Chinese investors presenting Hong Kong as a strategic “stepping stone” to expand their international presence and access global markets . 6

Key Initiatives in Q3

OnePlatform: OnePortal
New Digitization to empower the ease of Conducting Business

Newly Launched: One-stop Shop Distributor Digital Business

1. Anytime, Anywhere, Any Device
- Access as fast as 3 seconds, ALL you NEED at your FINGERTIPS

2. Unleash Distributor Business Potential
- Handy instant information of our financial supermarket (Over 2000+ products, 2,200+ forms, 200+ training course)
- End-to-end sales support are readily available (From policy submission, proposal generation, counter queuing, etc.)

3. OnePlatform OnAir - OnePlatform House View
- Enable solution-based selling with thematic product solution, market trend and sales winning tips

4. Powerful Digital Sales Tools For Efficient Selling
- iCompare - To compare ~ 300 Life Insurance Product
- OneGI - Instant General Insurance Quotation
- Leaderborad - Measure individual and team performance at a glance


OnePlatform OnAir
OnePortal
One-stop Distributor Resource Platform
NEW!
Sleek UI Design
Intuitive navigation and streamlined operations. You see what you get.
Optimized Filter
Finding and accessing files is now a breeze
Broadened Archive
Empower your business decisions with all essential information included

8

Life Insurance: Strategic Product Distribution Our well - established distribution capability with the leading life insurer, HSBC Life, has enabled us to successfully launch our partnership . Where we are since the partnership launch in July : ▪ KEY contributor to the Investment Linked business of HSBC Life ▪ Set several new records in HSBC Life in ILAS sector, notably in average ticket size What’s more? ▪ Lead and showcase to the market with significant business growth and market dominance . ▪ We are able to equip and enable our competent distributor force, to identify customer needs and promote the first - in - market new 150 investment - linked insurance plan under regulatory regime which provide better customer protection and values . What’s next … ▪ Replicate proven winning formula to bolster partnership collaborations and enhance distribution efficiency . 9

General Insurance: New Initiatives and Product Providers Global Health Products Providers Special Casualty Providers General Providers Bupa Global Products via Bupa (Asia) Ltd Hawkes Bay Underwriting Ltd Asia Pacific Property & Casualty Insurance Co Ltd AXA Global Healthcare (Hong Kong) Limited via AXA General Hong Kong Ltd Circle Asia Ltd Min Xin Insurance Company Ltd April Hong Kong Limited via Liberty International Insurance Ltd AXA XL China Taiping Insurance (HK) Company Ltd Tugu Insurance Company Ltd The People's Insurance Company Of China (Hong Kong) Ltd Asia Insurance Co Ltd United Builders Insurance Company Ltd ABCI Insurance Company Ltd 10 ▪ We have signed 14 new GI Providers, bringing the total number of 35 General Insurance Providers in the Group . ▪ This expansion in our network of GI providers allows us to offer a broader range of insurance options to our customers, enhancing their coverage and providing them with more choices .

Strategic Collaboration with Zurich (HK) Life Insurance ▪ Strategic collaboration with Zurich HK to further unleash joint business potential and opportunities . ▪ Our commitment is to provide the best value to our customers by pioneering the promotion of a new 150 + investment - linked insurance plan under the regulatory regime , offering improved customer protection and value . ▪ Our proven partnership winning formula will bring us another new heights of success : ▪ Mutual commitment to drive ▪ Partnership awareness ▪ Set sales goal ▪ Sponsorship ▪ Dedicated team collaboration and platform marketing promotion 11

Asset Management: Winning Strategies for Investment Business Growth ▪ Expanding Product Selection : Aligning our product selection with clients' investment goals, we continuously enhance our shelf offerings . ▪ Marketing Amplification : We amplify brand preference through content marketing initiatives. ▪ Education and Empowerment : Igniting our sales engines, we conduct regular seminars and briefings to educate and empower our financial advisors . ▪ Fund Partner Collaboration : Engaging with our financial advisors, we foster collaboration with fund partners, providing market insights and opportunities . 12

Generative AI Driven Content Marketing for Enhanced Engagement with Stakeholders AI - enhanced Social Media Engagement ▪ Our AI - driven content marketing strategy boosted engagement with efficiency while achieving over 15 % increase in our social media follower base just in the past quarter . ChatGPT MidJourney 13

▪ We consistently engage with our investors, customers, and the general public through extensive disclosures and highly successful social media campaigns . ▪ To foster transparency, we have launched "Q&A Wednesday" on our company website and social media platform, X (formerly Twitter) . This interactive campaign allows us to provide detailed insights on various topics such as stock price performance, company operations, and other related financial matters . ▪ We proactively participated in Investor Conferences and Roadshows, including the Sidoti Conference, Emerging Growth Conference, Lake Street Big 7 Conference, Maxim Virtual Conference , and roadshows in the US, Dublin, and London . These engagements aim to strengthen investor relationships, showcase growth potential, and expand the Company's network within the investment community . Q3 Investor Engagement Update 14

▪ The Share Placement represents a significant milestone for the Company, as it will be executed at a substantial premium to the Company’s current market price . The offering signals confidence in the company's long - term outlook . ▪ ▪ Contemplated Share + Warrant Private Offering. New Investor + Group President + Company Management Team is Investing. ▪ Shares and warrants priced at a substantial premium to the market price. ▪ Ongoing discussions with investors to expand the offering. ▪ Capital raised will support growth, accelerate the path to profitability, and fund technology investments. AGBA Group Announced Term Sheets for USD 6.2 Million 15

All Greater Together
Our Commitment on CSR

- Together we promote our social responsibility, support environmental protection, and build an inclusive society. In 2020, we have contributed over 1,000 volunteering hours to the community.


The Hong Kong Management Association
30th Susan Yuen Memorial Lecture
cum
Award for Excellence in Training and Development 2023
Presentation Ceremony

HKMA award - Award for Excellence in Training and Development 2023 (Special Award)
Awarded for Excellence in Training and Development 2023 (Special Award) - Excellence of Culture Change from The Hong Kong Management Association.


Dress Pink Day

Dress Pink Day 2023
To support for those affected by breast cancer, we rallied our colleagues to participate in "Dress Pink Day" on November 2nd, in support of the Hong Kong Cancer Fund.



LUNCHBOX GREENOPS (WWF X FOODPANDA)
Our AGBA team members enthusiastically embraced sustainability by actively participating in the pioneering closed-loop reusable food packaging program, ECF: Choose to Reuse, organized by WWF and foodpanda.



Eco-Champions Clothes Donation
Generous Eco-Champions brought bags filled with gently used clothes and shoes to donate, paving the way for these items to find new homes with those in need who have endured poverty.


ZENTANGLE WORKSHOP

The Zentangle workshop
Our staff wholeheartedly embraced the workshop, relishing in the moments of relaxation, mindfulness, and creativity fostered during the session. By tapping into their imagination and finding inner calmness, it not only contributed to enhancing their overall well-being but also fostered positive mental health resilience.

16

All Greater Together
AGBA Internal Team Building

- AGBA promotes a positive and productive work culture at AGBA.
- This includes fostering a supportive and inclusive work environment, promoting open communication channels, and encouraging teamwork and collaboration across departments.




The AGBA Team Building Workshop
The Workshop for Consultancy Leaders unfolded successfully on August 30, 2023. In attendance were key members of AGBA's senior management, consultant team leaders, and our standout producers.




CUC Bowling Tournament 2023
AGBA OnePlatform proudly sponsored the CUC Bowling Tournament 2023, facilitating industry peers to connect in a non-office setting. We value these opportunities to engage with colleagues outside of work, fostering a relaxed and enjoyable atmosphere for team bonding.


MID-AUTUMN

Lantern Workshop
We hosted a workshop to celebrate the joyous occasion of the Mid-Autumn Festival. Within a short span of time, we came together, and memories of childhood and family rushed back, enveloping us in a heartwarming atmosphere.


1570

同心拼未來

2023 Taiwan Convention
Eighty team leaders and elites had the opportunity to savor authentic Taiwanese snacks, visit Taiwan's latest popular attractions, and engage in various team-building and networking activities.

Together with a hundred other delegates from Hong Kong and Taiwan, they used fruit to spell out the slogan "AGBA, All Greater Together."

17

Forward - Looking Plans #1 Focus: Execution 1. Capitalize on Hong Kong rebound during remainder of 2023 and into 2024. 2. Profitable by 2024 driven by revenue growth and realized cost savings. 3. Further integrate our Wealth and Health businesses. 4. Expand further into Greater Bay Area and S.E. Asia. 5. Make strategic investments/acquisitions in FinTech and distribution. 18

THANK YOU For further information, please visit www.agba.com/ir agbagroup Investor Relation Enquires: ir@agba.com +852 5529 4500

Our current valuation is at a substantial discount to various peer groups ▪ No direct comparable companies publicly traded in the US, Europe or Asia - Pacific region. ▪ Peer group categories contain companies with business models that overlap with what we do. ▪ All peer categories trade at substantial premium to AGBA Group current valuation level. Share prices are as of August 30, 2023. 20 Attractive Entry Point Compared to Peers